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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement
[ ]     CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED
          BY RULE 14A-6(E)(2))
[ ]     Definitive Proxy Statement
[X]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to Section 240.14a-12

                                    ICO, INC.
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
        (1)      Title of each class of securities to which transaction applies:
        (2)      Aggregate number of securities to which transaction applies:
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        (4)      Proposed maximum aggregate value of transaction:
        (5)      Total fee paid.
[ ]     Fee paid previously with preliminary materials.
[ ]     Check box if any part of the fee is offset as provided by Exchange
        Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
        (1)      Amount Previously Paid:
        (2)      Form, Schedule or Registration Statement No.:
        (3)      Filing Party:
(4)     Date Filed:

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The following was posted to ICO's Web site:

                   ICO, INC. 2001 ANNUAL MEETING INFORMATION:

      ICO's annual meeting is scheduled for April 9, 2001 at 11:00 am CST.
                        The meeting will be held at the
            Westchase Hilton, 9999 Westheimer, Houston, Texas 77077.

Click here to view the Company's Definitive Proxy Statement filed March 7, 2001.

       Click here to view the letter to Shareholders dated March 8, 2001, accompanying the Proxy Statement.

                If you have any questions or need any assistance
             in voting your shares, please call our Proxy solicitor,
                Innisfree M&A, Inc, toll free at 1-888-750-5834.